UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-23918

Investment Company Act file number

Denali Structured Return Strategy Fund
(Exact name of registrant as specified in charter)

3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Address of principal executive offices) (Zip code)

Liquid Strategies, LLC

3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Name and address of agent for service)

770-350-8700

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Denali Structured Return Strategy Fund (DNLIX)

ANNUAL REPORT

March 31, 2024

Denali Structured Return Strategy Fund

Table of Contents

Shareholder Letter (Unaudited)	2
Performance Overview (Unaudited)	5
Schedule of Investments	6
Schedule of Options Written	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Shareholder Expense Example (Unaudited)	24
Additional Information (Unaudited)	25
Board of Trustees and Officers (Unaudited)	26
Approval of Investment Management Agreement (Unaudited)	28

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2024 (Unaudited)

Denali Structured Return Strategy Fund (the “Fund”) was launched at the beginning of March 2024. The Fund’s primary objective is income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objective through direct and indirect investments of a substantial majority of its assets in income-generating investments of domestic issuers; and through a modest (approximately one and a half to three percent of total assets) investment in call option spreads on the S&P 500® Index.

Taking a Look Back at the Last Year

For the fiscal year ending 3/31/2024, the U.S. economy and stock market have plowed forward, brushing off the 2022 bear market, the March 2023 banking crisis, and the accompanying fears of recession. U.S. GDP grew by approximately 3% over the past year, led by elevated government spending and a resilient consumer. While the rate of unemployment has ticked up from 3.4% to 3.9% during that time, wages are still growing at a healthy pace around 4% higher year over year (source: US Bureau of Economic Analysis).

This backdrop has enabled risk assets to recover sharply over the last year as stocks, as measured by the S&P 500 Index, were up close to 30% over the 1 year ending 3/31/2024 (source: Bloomberg). With respect to the credit markets, interest rates have been exceptionally volatile, with the US 10-year yield rising from 3.47% at the start of the fiscal year to as high as 5%, finishing the year at 4.21%. The rising trend of interest rates weighed heavily on the returns of Treasuries and higher quality bonds as the Bloomberg US Aggregate Bond Index returned a modest 1.7%. However, riskier, lower quality fixed-income securities were the beneficiary of the recovery, as credit spreads tightened significantly. As a result, the Bloomberg U.S. Corporate High Yield Bond Index posted a return of 11.2% over the same 1-year period (source: Bloomberg).

Most indicators of financial conditions have eased or loosened over the last 12 months, which has been supportive of economic growth, stocks, and risk assets in general, but this also makes further reduction in the rate of inflation more difficult. As of the date of this report, the Chicago Fed National Financial Conditions Index is now at its lowest level since February of 2022 before the Fed started raising rates. Other indications of the easing of financial conditions include a general improvement in credit and lending conditions, lower volatility, and the tightening of credit spreads. As of the fiscal year-end, investment grade and high yield credit spreads are well below their historical averages, another indication of both low financial stress and loose financial conditions.

For the last several months, markets have been focused on the direction of the rate of inflation and the ensuing impact on Fed policy. In December of 2023, the Federal Reserve set the stage for aggressive rate cuts in 2024, but since that time, as inflation has failed to subside further, the Fed policymakers have been more cautious in their public statements with respect to rate cuts, focusing on the need to monitor the inflation and economic data more closely over the coming months. Recent upward pressures in commodity prices and still elevated (albeit declining) wage growth suggest that further disinflation may be harder to come by over the next few months. As a result, current expectations are now calling for a single rate cut later in the year, reflecting the Fed’s renewed cautious approach to policy easing.

The Private Lending Markets

Following the 2022 bear market in stocks and bonds, the private lending markets have seen a record surge of capital inflows; however, the majority of these investment dollars have been allocated to a very specific segment of private lending: upper middle market, private-equity sponsored direct lending. This is by far the largest private lending market, but it is also the most competitive. The result of this competition for these lending opportunities is lower returns with reduced covenants and protections for the debt holders. As a result, we believe that more compelling opportunities for private lending exist in smaller, niche markets where there is less availability of capital and less competition for deals.

Denali Structured Return Strategy Fund

The Fund consists of two primary allocations in the portfolio. The first allocation involves employing a multi-strategy approach within the private lending space. The second entails investing in S&P 500 call spreads, which enables the fund to participate in potential upside movements in the equity market.

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2024 (Unaudited) (Continued)

For the private lending component of the portfolio, we seek out the lending markets where there is a scarcity of capital, that can typically generate higher returns than traditional lending or fixed-income markets. We apply multiple layers of risk control in the construction of our portfolio, including a focus on diversification by strategy, style, manager, and underlying loans across the entire portfolio. To date, the Fund has invested across 3 lending strategy partners, with an ultimate goal to reach 20-25 over the next 12 months. Diversification across multiple levels is a key tenet of controlling and managing risk.

In addition, we maintain a heavy emphasis on asset-based, collateralized lending strategies. We believe that the supply/demand imbalance of capital in our target markets provides our lending strategy partners with the opportunity to structure loans with higher rates, and more importantly, with tighter loan covenants and higher asset collateralization, which ultimately helps enhance the security of the underlying loans.

The Fund’s combined strategy utilizes the income generated from the underlying private lending strategies to purchase call spread options on the S&P 500 to capture upside participation. Through the implementation of this strategy, the Fund seeks to offer investors a more stable experience in the equity markets.

Denali Structured Return Strategy Fund Performance Since Inception

	March 12 - March 31	Inception*
Denali Structured Return Strategy Fund	0.50%	0.50%
S&P 500 Index	2.74%	2.74%

*	Net of Fee Returns since commencement 3/12/24 -3/31/24. Past performance does not guarantee future results.

Shareholder Services: 1-800-632-4027
Investment Professionals: 770-350-8700 or info@LSfunds.com
Distributed by Foreside Fund Services, LLC, which is not affiliated with the Adviser.

One cannot invest directly in an index. Past performance does not guarantee future results. Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance would have been lower without fee waivers in effect. Current performance may be lower or higher than the performance data quoted. Total Returns are calculated using the daily 4:00pm EST net asset value (NAV). Indexes are unmanaged and the returns shown do not reflect any management fees, transaction costs or expenses.

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2024 (Unaudited) (Continued)

Interval Funds: An interval fund is a closed-end mutual fund that does not trade on an exchange and only allows investors to redeem shares periodically in limited quantities. These funds can own illiquid investments such as private real estate, private equity, hedge funds, etc. Typical mutual funds cannot invest more than 15% of their assets into illiquid investments, however this limitation does not apply to interval funds. Typically, interval funds are not legally required to impose investor suitability, however, because of their relative illiquidity, individual distributors may require clients to meet certain criteria, e.g., Accredited Investor standard.

Overall Risks: Before investing in an interval fund, investors should be knowledgeable to the risks associated with the investment vehicle, including the liquidity risks discussed herein, and the risk that the fund’s ability to be fully invested and achieve its investment objective may be affected by the need to fund repurchase obligations. In addition, investors should be aware of the risks associated with the types of securities that the fund may invest in. Further, due to the complex nature of interval funds, the fees and costs associated with investing in an interval fund may be significantly greater than those of other fund structures. Investors should fully read all of the fund’s available information, including its prospectus and most recent shareholder report, and consult with their financial advisors about the suitability of an interval fund in their portfolios prior to investing. Lastly, diversification strategies do not ensure a profit and do not protect against losses in declining markets.

Bloomberg U.S. Aggregate Bond Index - broadly tracks the performance of the U.S. investment-grade bond market. The index is composed of investment-grade government and corporate bonds.

Bloomberg U.S. Corporate High Yield Bond Index - measures the measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

National Financial Conditions Index (NFCI) - a weighted average of a large number of variables (105 measures of financial activity) each expressed relative to their sample averages and scaled by their sample standard deviations.

S&P 500 Index - features 500 leading U.S. publicly traded companies, with a primary emphasis on market capitalization.

Denali Structured Return Strategy Fund

Performance Overview

March 31, 2024 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 3/31/2024)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2024
Total Returns	Since Commencement[1]
Denali Structured Return Strategy Fund	0.50%
S&P 500 Index	2.74%

[1]	The Fund commenced operations on March 12, 2024.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (770) 350-8700. You cannot invest directly in an index. Shares are bought and sold at net asset value (NAV), and are individually redeemed from the Fund. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market

Denali Structured Return Strategy Fund

Schedule of Investments

March 31, 2024

	Shares / Units	First Acquisition Date	Cost / Principal	Value	Percent of Net Assets
INVESTMENTS IN PRIVATE INVESTMENT VEHICLES — 21.4%
Partnerships
Consumer Lending
HFSA LLC (b)	25	3/12/2024	$24,500	$24,649	21.4%
Total Investment in Partnerships			24,500	24,649	21.4

Total Investment in Private Investment Vehicles				24,649	21.4

INVESTMENTS IN CREDIT FACILITIES — 21.3%
Subordinated Debt
Trade Receivables Finance
PFF LLC
3/12/2027 12.00% (a)		3/12/2024	24,500	24,629	21.3
Total Investment in Subordinated Debt			24,500	24,629	21.3

Total Investment in Credit Facilities				24,629	21.3

INVESTMENTS IN PUBLIC SECURITIES — 41.4%
Closed-End Funds
Cliffwater Enhanced Lending Fund - Class I (c)	4,471		49,000	47,838	41.4
Total Investment in Closed-End Funds			49,000	47,838	41.4

	Contracts	Notional
INVESTMENTS IN PURCHASED OPTIONS — 2.8%
Call Options
S&P 500 Mini Index
Expiration: 6/28/24; Exercise: $526.00 (d)	2	$105,088	3,232	3,230	2.8
Total Investment in Purchased Options			3,232	3,230	2.8

Total Investments — 86.9% (cost $101,232)				$100,346	86.9%
Other Assets in Excess of Liabilities — 13.1%				15,118	13.1
TOTAL NET ASSETS — 100.0%				$115,464	100.0%

Percentages are stated as a percent of net assets.

(a)	Value was determined using significant unobservable inputs. See Note 9.

(b)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 9 for respective investment categories and redemptive restrictions.

(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Exchange traded. 100 shares per contract. Held in connection with written option.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Schedule of Options Written

March 31, 2024

	Contracts	Notional	Premiums received	Value	Percent of Net Assets
OPTIONS WRITTEN - (0.8)%
Call Options
S&P 500 Mini Index
Expiration: 6/28/24; Exercise: $552.00 (a)	2	$(105,088)	$888	$(890)	(0.8)
Total Options Written			888	(890)	(0.8)

Percentages are stated as a percent of net assets.

(a)	Exchange traded. 100 shares per contract.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Assets and Liabilities

March 31, 2024

ASSETS:
Investments, at value	$100,346
Deferred offering costs	59,139
Deposit at broker for option contracts	12,474
Receivable for investments sold	888
Dividends and interest receivable	1,365
Prepaid expenses and other assets	4,139
Expense reimbursement receivable	96,574
Total assets	274,925

LIABILITIES:
Written option contracts, at value	890
Payable to adviser	70,710
Payable for audit fees	12,500
Payable for fund administration and accounting fees	7,904
Payable for investments purchased	3,232
Payable for transfer agent fees and expenses	2,630
Payable to trustees	3,139
Payable for legal fees	19,446
Accrued organizational expenses	3,983
Accrued offering costs	33,956
Payable for expense and other liabilities	1,071
Total liabilities	159,461
NET ASSETS	$115,464

NET ASSETS CONSISTS OF:
Paid-in capital	$115,000
Total distributable earnings	464
Total net assets	$115,464

Net asset value	$115,464
Shares issued and outstanding(a)	11,493
Net asset value per share	$10.05

Cost:
Investments cost	$101,232
Premiums received, written options	$888

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Operations

For the Period Ended March 31, 2024(a)

INVESTMENT INCOME:
Dividend income	$1,349
Interest income	16
Total investment income	1,365

EXPENSES:
Organizational expenses	2,651
Professional fees	12,500
Fund administration and accounting fees	7,904
Transfer agent fees	2,630
Trustees’ fees	3,139
Legal fees	19,446
Federal and state registration fees	486
Reports to shareholders	439
Custodian fees	263
Investment advisory fee	93
Offering costs	3,418
Other	370
Total expenses	53,339
Expense reimbursement by Adviser	(53,226)
Net expenses	113
NET INVESTMENT INCOME	1,252

REALIZED AND UNREALIZED GAIN
Net realized gain (loss) from:
Investments	310
Written option contracts expired or closed	(210)
Net realized gain	100
Net change in unrealized depreciation on:
Investments	(886)
Written option contracts	(2)
Net change in unrealized depreciation	(888)
Net realized and unrealized loss	(788)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$464

(a)	Commencement of operations of the Fund was March 12, 2024.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Changes in Net Assets

For the Period Ended March 31, 2024(a)
OPERATIONS:
Net investment income	$1,252
Net realized gain on investments and written options	100
Net change in unrealized depreciation on investments and written options	(888)
Net increase in net assets from operations	464

CAPITAL TRANSACTIONS:
Subscriptions	15,000
Net increase in net assets from capital transactions	15,000

NET INCREASE IN NET ASSETS	15,464

NET ASSETS:
Beginning of the period	100,000
End of the period	$115,464

SHARES TRANSACTIONS
Subscriptions shares	1,493
Total increase in shares outstanding	1,493

(a)	Commencement of operations of the Fund was March 12, 2024.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Cash Flows

For the Period Ended March 31, 2024(a)
Cash Provided by (Used in) Operating Activities
Net increase in net assets from operations	$464
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(98,000)
Sales of investment securities	—
Purchased option transactions	(4,432)
Proceeds from purchased options	1,510
Premiums received from options written	1,676
Premiums paid on closing options written	(998)
Net realized (gain)/loss on investments and options written	(100)
Net change in unrealized (appreciation)/depreciation on investments and options written	888
(Increase) Decrease in Assets:
Receivable for investments sold	(888)
Dividends and interest receivable	(1,365)
Expense reimbursement receivable	(60,926)
Prepaid expenses and other assets	(4,139)
Deferred offering costs	(24,170)
Increase (Decrease) in Liabilities:
Payable to Adviser	17,888
Payable for fund administration and accounting expense	7,904
Payable for audit fees	12,500
Payable to trustees	3,139
Payable for legal fees	19,446
Payable for transfer agent fees and expenses	2,630
Accrued offering costs	26,729
Accrued expenses and other liabilities	1,071
Accrued organizational Expenses	(6,585)
Payable for investments purchased	3,232

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Cash Flows

(Continued)

For the Period Ended March 31, 2024(a)

Net cash provided by (used in) operating activities	(102,526)

Cash Provided by (Used in) Financing Activities
Proceeds from shares sold	$15,000
Payment on shares redeemed	—
Net cash provided by (used in) financing activities	15,000
Net increase (decrease) in cash and restricted cash	$(87,526)

Cash and Restricted Cash
Beginning Balance	100,000
Ending Balance	$12,474

Reconciliation of Restricted and Unrestricted Cash at the Beginning of the Period to the Statement of Assets and Liabilities:
Cash	100,000
Deposit at broker for options contracts	—
Reconciliation of Restricted and Unrestricted Cash at the End of the Period to the Statement of Assets and Liabilities:
Cash	—
Deposit at broker for options contracts	12,474

(a)	The Fund commenced operations on March 12, 2024.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Financial Highlights

	Period Ended March 31, 2024(a)
PER SHARE DATA:

Net asset value, beginning of period	$10.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.13
Net realized and unrealized loss on investments	(0.08)
Total from investment operations	0.05
Net asset value, end of period	$10.05

TOTAL RETURN	0.50	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$115
Ratio of expenses to average net assets:(e)
Before expense reimbursement/recoupment(d)	993.31%
After expense reimbursement/recoupment(d)	1.99%
Ratio of net investment income to average net assets(d)(e)	23.32%
Portfolio turnover rate	—	%(c)

(a)	Commencement of operations of the Fund was March 12, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2024, the Fund’s underlying investment companies included a range of management fees from 0.0% to 2.25% (unaudited) and performance fees from 10% to 20% (unaudited).

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024

1.	Organization

Denali Structured Return Strategy Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on October 23, 2023, and commenced operations on March 12, 2024. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, closed-end management investment company that operates as an interval fund. The Fund’s investment objective is primarily income and secondarily capital appreciation. The Fund is non-diversified and pursues its investment objective through direct and indirect investment of a substantial majority of its assets in income-generating investments of domestic issuers; and through a modest (approximately one and a half to three percent of total assets) investment in call option spreads on the S&P 500® Index. These investments may be publicly-traded or privately-offered, and typically make interest, dividend, or other periodic payments, distributions, and/or accruals; in addition to offering potential capital appreciation to investors. The Fund defines income-generating investments to include notes, bonds, debentures, loans, loan participations, dividend-paying preferred and common shares and funds that invest in the preceding.

The Fund is managed by Liquid Strategies, LLC (the “Adviser”). The Adviser is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

The Fund’s Board of Trustees (the “Board” or “Trustees”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on a specific identification basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost or as a realized gain, respectively. Distributions from private funds occur at irregular intervals and the exact timing and character has not been communicated from the private funds. It is estimated that distributions will occur over the life of the private funds.

D. Distributions to Shareholders

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

E. Investment Valuation

In computing the net asset value (“NAV”), portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (collectively, “Fair Valued Securities”), securities are valued at fair value as determined by the Adviser, in its capacity as the Valuation Designee (the “Valuation Designee”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved for each period end. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors.

As a general matter, the Fund’s investments in private debt will be fair valued at the cost of the security as of the date of purchase and generally held at cost subject to the following events: (i) a material change in interest rates/yields for similar securities; (ii) a major underlying collateral impairment since origination; (iii) interest and/or principal payment default; (iv) a fundamental change that has not been reflected in cost that puts recoverability in serious doubt; and (v) an expected partial/full sale of security to a third party at a different price than estimated fair value.

The Fund’s investments in pooled investment vehicles will be fair valued at the cost of the security as of the date of purchase and subsequently valued at the pooled investment vehicle’s net asset value, as determined by such pooled investment vehicle’s manager.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser determines in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”) are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

Exchange-traded options are valued at last sale price.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

As of March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the Fund did not incur any interest or penalties.

The Fund utilizes a tax year-end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the period ended March 31, 2024, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $98,000 and $0 (excluding short-term securities), respectively.

4.	Management Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with the Adviser. Under the investment advisory agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 1.65% of the Fund’s average daily net assets. For the period ended March 31, 2024, the Fund incurred $93 in advisory fees under the agreement.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed contractually to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

reimbursement payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. The expense limitation and reimbursement agreement may not be terminated by the Adviser, but it may be terminated by the Board upon written notice to the Adviser.

As of March 31, 2024, $35,642 of the $35,648 waived organization costs are subject to possible recoupment by the Adviser through January 25, 2027. Expenses waived or reimbursed for the fiscal period ending March 31, 2024 in the amount of $53,226 are subject to possible recoupment by the Adviser through March 31, 2027.

All shares of the Fund are owned by employees of the Adviser or its affiliates.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

The Fund has engaged Foreside Fund Services, LLC to serve as the Fund’s distributor.

5.	Trustees and Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Trustees who are not affiliated with the Fund or the Adviser are each paid an annual fee of $10,000 plus $2,000 per in-person meeting and $500 per electronic meeting. All Trustees are reimbursed by the Fund for any reasonable expenses incurred attending such meetings. One of the Trustees is an employee of the Adviser and receives no compensation from the Fund for serving as a Trustee.

The officers of the Fund are affiliated with the Adviser. All such affiliated officers receive no compensation from the Fund for serving in their respective roles.

6.	Repurchase Offers

The Fund is a closed end fund that operates as an interval fund. Once each quarter, the Fund will offer to repurchase at NAV no less than 5% outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to repurchase shares is a fundamental policy, that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the date the repurchase offer ends (the “Repurchase Request Deadline”). However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

The Fund had 11,493 shares outstanding at March 31, 2024. The Fund issued 1,493 shares through shareholder subscriptions and repurchased 0 shares through shareholder redemptions during the period ended March 31, 2024.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

7.	Risk Factors

The Fund is a closed-end investment company that operates as an interval fund. It is designed for long-term investors and not as a trading vehicle. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 and early 2020 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced recently, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, climate change and climate-related events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The lingering effects of COVID-19 and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

8.	Options, Futures, Forward Contracts and Swap Agreements

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies, if any, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

Certain of the Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments), if any, are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, any distribution of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

The average monthly value outstanding of purchased and written options during the period ended March 31, 2024 was $1,615 and $445, respectively.

The following is a summary of the effect of derivative instruments on the Fund’s Statements of Assets and Liabilities as of March 31, 2024:

Equity Risk Contracts	Asset Derivatives, Investments, at value	Liability Derivatives, Written options contracts, at value
Purchased Options	$3,230	$—
Written Options	—	890

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the period ended March 31, 2024:

	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Purchased Options	Written Options
Equity Risk Contracts	$310	$(210)	$(2)	$(2)

9.	Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

its entirety requires judgment and considers factors specific to the investment. The following section describes the valuation techniques used by the Valuation Designee to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Valuation Designee does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Valuation Designee uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Valuation Designee may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Valuation Designee’s assessment of the most representative point within the range.

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of March 31, 2024. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

Fair Value Measurements at Reporting Date Using:
	Quoted Prices In Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Practical Expedient	Total
Assets:
Partnerships	$—	$—	$—	$24,649	$24,649
Subordinated Debt	—	—	24,629	—	24,629
Closed-End Funds	47,838	—	—	—	47,838
Purchased Options	3,230	—	—	—	3,230
Total Assets:	$51,068	$—	$24,629	$24,649	$100,346

Liabilities:
Options Written	$(890)	$—	$—	$—	$(890)
Total Liabilities:	$(890)	$—	$—	$—	$(890)

Refer to the Schedule of Investments for classifications.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the fiscal period ended March 31, 2024:

Subordinated Debt
March 12, 2024 (commencement of operations)	$—
Realized gains (losses)	—
Change in unrealized gains (losses)	129
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	24,500
Sales	—
March 31, 2024	$24,629
Net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at March 31, 2024	$129

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2024:

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in Input
Subordinated Debt	$24,629	Market Approach	Acquisition Cost	N/A	N/A	Increase

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2024 (Continued)

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of March 31, 2024, the Fund had unfunded loan commitments to credit facilities of $0.

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2024:

Investment Name	Vehicle Type	Fair Value	Total Uncalled	Redemption Frequency	Redemption Notice Period	Lockup Period	Gate
HFSA LLC	Private LP	$24,649	$—	Monthly; except for September, October, November, and December	90 days	N/A	5%
	Total	$24,649	$—

10.	Federal Income Tax

At March 31, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments:	$100,344
Unrealized appreciation:	278
Unrealized depreciation:	(1,166)
Net unrealized depreciation:	$(888)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended March 31, 2024, there were no permanent differences between book and tax accounting.

11.	Organization and Offering Costs

Organization and offering expenses shall mean all third party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of interests in the Fund.

The Fund incurred organizational expenses of $35,648, which were accrued through January 25, 2024 and have been reimbursed by the Adviser, and additional organizational expenses for the period ended March 31, 2024 of $2,651. The Fund incurred offering costs of $62,558 which are presented in the Statement of Assets and Liabilities as a deferred asset, net of any amounts subsequently expensed. These offering costs will be amortized to expense over twelve months on a straight-line basis from March 12, 2024. The Fund’s organizational and offering expenses are subject to reimbursement pursuant to the Expense Limitation Agreement between the Fund and the Adviser as described in Note 4.

12.	Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Denali Structured Return Strategy Fund

Report of Independent Registered Public Accounting Firm

March 31, 2024

To the Shareholders and Board of Trustees of
Denali Structured Return Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Denali Structured Return Strategy Fund (the “Fund”) as of March 31, 2024, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period from March 12, 2024 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, cash flows, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, private investment counterparties, and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as auditors of one or more funds advised by Liquid Strategies, LLC since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2024

Denali Structured Return Strategy Fund

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (March 12, 2024 to March 31, 2024).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Beginning Account Value 3/12/24	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During the Period
Denali Structured Return Strategy Fund
Actual	N/A	$1,000.00	$1,005.00	1.99%	$1.09	(1)
Hypothetical (5% return before expenses)	$1,000.00	N/A	$1,015.05	1.99%	$10.02	(2)

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 20/366 (to reflect the period since inception).

(2)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/366 (to reflect the six-month period).

Denali Structured Return Strategy Fund

Additional Information

March 31, 2024 (Unaudited)

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended December 31st are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 251-8112 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (800) 251-8112 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Denali Structured Return Strategy Fund

Board of Trustees and Officers

March 31, 2024 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-770-350-5700, or by visiting the Fund’s website at lsfunds.com/dnlix.

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Louis J Douglass, IV, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1975	Trustee	Indefinite term; since December 2023	Investment Manager, Argent Financial Group (January 2019 to Present); Member, Wynden Capital Management LLC (2014-2019).	2	None
Todd E. Dawes, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CIO, Certis Capital (August 2014 to Present); CIO and Founder, Merus Advisors (2014 to Present); President, Amet Partners (May 2022 to Present).	2	None
Jeffrey G. Evans, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CFO, Internet2 (a nonprofit internet support services provider) (March 2021 to Present); CFO, Columbus Regional Airport Authority (September 2020 to February 2021); CFO, Detroit Zoological Society (April 2017 to June 2020).	2	None
Interested Trustee and Officers
Adam C. Stewart 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1972	Interested Trustee; Chairman, President, Chief Executive Officer, and Principal Executive Officer	Indefinite term; since July 2023 Indefinite terms; since December 2023	Portfolio Manager and Member, Liquid Strategies, LLC (2013 to present).	2	None

Denali Structured Return Strategy Fund

Board of Trustees and Officers

March 31, 2024 (Unaudited) (Continued)

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kathryn Bruckert 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1983	Secretary; Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer	Indefinite term; since August 2023 Indefinite terms; since December 2023

Controller, Bison Holdings, LLC (a financial services holding company), July 2022 to present; Assistant Controller, Roark Capital (private equity sponsor), August 2021 to July 2022; Corporate Accounting Manager, Apex Fintech Solutions (investment management technology provider), February 2021 to July 2021; Assistant Vice President, Harris Associates (investment adviser), August 2017 to January 2021.

				n/a	n/a
Peter Welch, CPA 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Chief Compliance Officer	December 2023 to March 2024

Chief Financial Officer & Assistant Secretary, Bison Holdings, LLC (financial services holding company) December 2020 to Present; Chief Compliance Officer & Controller, Liquid Strategies, LLC, 2014 to March 2024.

				n/a	n/a
Parimal Patel 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1978	Chief Compliance Officer	Indefinite term; since March 2024

Chief Compliance Officer, Bison Wealth, LLC (financial services holding company), March 2024 to Present; Chief Compliance Officer, Liquid Strategies, LLC, March 2024 to Present; Vice President/Compliance, Voya Investment Management, September 2023 to March 2024; Various Senior Compliance Roles, Invesco US, May 2010 to September 2023.

				n/a	n/a

Denali Structured Return Strategy Fund

Approval of Investment Management Agreement

March 31, 2024 (Unaudited)

At an organizational meeting held on December 6, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Denali Structured Return Strategy Fund (the “Fund”), including those trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an advisory agreement between Liquid Strategies, LLC (the “Adviser”) and the Fund (an “Advisory Agreement”).

At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the investment performance of the Fund and other accounts managed by the Adviser; (ii) the nature, extent and quality of the services to be provided by the Adviser to the Fund; (iii) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Independent Trustees met with independent counsel to discuss the materials provided to them. Upon reconvening, the Trustees began their deliberations.

Nature, Extent, and Quality of Service. The Trustees noted that the Adviser was founded in 2013, and, as of October 31, 2023, had approximately $400 million in regulatory assets under management and an additional $400 million in assets under advisement. It was noted that the Adviser provides advisory services to family offices, high net worth individuals and other investment advisers. The Trustees reviewed the backgrounds of the key personnel that would be responsible for servicing the Fund and expressed satisfaction with the education and financial industry experience of the team. The Trustees considered the Adviser’s strategy, which involved building a diversified portfolio of private alternative assets with a rigorous due diligence and investment process. The Trustees concluded that the Adviser had sufficient resources to provide quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees noted that, as the Fund had not commenced operations, there was no performance data for the Fund. The Trustees reviewed, as information relevant to the Fund’s prospects, a chart comparing the hypothetical performance of the Fund against the Fund’s index over the prior five-year period. The Trustees also considered the performance of other funds managed by the Adviser. The Board concluded that the Fund had an opportunity to deliver reasonable returns to its shareholders.

Fees and Expenses. The Trustees observed that the Adviser proposed to charge the Fund a 1.65% annual advisory fee, noting that such advisory fee was above the average advisory fee among the Fund’s peer group average of 1.60%. The Trustees noted that the Adviser had agreed to an expense limitation capping the Fund’s next expenses at 1.99%, while paying all the costs associated with the research and portfolio management required to execute the Fund’s investment strategy. The Trustees further observed that the Fund’s net expense ratio of 1.99%, plus any acquired fund fees and expenses (“AFFE”), was below the average net expense ratio among the Fund’s peers of 3.28%. The Trustees considered the fees charged by the Adviser to manage exchange traded funds, and discussed the differences in services provided to the exchange traded funds compared to those required by the Fund. The Trustees agreed that the proposed fees were not unreasonable.

Economies of Scale. The Trustees considered that, as the Fund had not commenced operations, the Adviser had not achieved economies of scale with respect to the Fund. The Trustees noted that the Adviser had expressed openness to considering breakpoints as the Fund grew, and the Trustees agreed to revisit the topic at the first contract renewal.

Profitability. The Trustees noted that, as the Fund had not commenced operations, there was no profitability data with respect to the Fund. The Trustees considered that, as set forth in the pro-forma profit spreadsheet included among the Meeting materials, the Adviser projected modest profitability with respect to its relationship with the Fund during the initial term. The Trustees concluded that the Adviser’s profits would not be excessive.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that approval of the Advisory Agreement was in the best interests of the shareholders of the Fund.

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Denali Structured Return Strategy Fund

Fund Service Providers

Investment Advisor

Liquid Strategies, LLC
3550 Lenox Road NE, Suite 2550,
Atlanta, GA 30326

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302,
Milwaukee, WI 53212

Transfer Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Administrator and Accounting Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Legal Counsel

Thompson Hine LLP
41 South High Street, Suite 1700,
Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800,
Cleveland, OH 44115

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffrey Evans is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2024	FYE 3/31/2023
( a ) Audit Fees	$9,000	N/A
( b ) Audit-Related Fees	$0	N/A
( c ) Tax Fees	$3,500	N/A
( d ) All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 03/31/2024	FYE 03/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) – (b) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

14.	Proxy Voting Policy

14.A	Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund. The Board oversees voting policies and decisions for the Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund's portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations. Based on the nature of the Fund's investments proxy voting procedures may not be applicable. If required the following procedures would be utilized.

In general, the Board believes that the Adviser, which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Fund defers to and relies on the Adviser to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. It is recommended to the Fund that it avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act to invest in underlying investment companies with less restrictions. In order to benefit from the safe harbor of section 12(d)(1)(F), the Fund must mirror vote proposals on proxies issued by underlying investment companies. Mirror voting means that the Fund vote its shares in the same proportion that all shares of the underlying investment companies are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

Responsible Party: Adviser

[See Adviser's manual for Proxy Voting Policy]

14.B	Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by the Fund to file reports with the SEC containing the Fund's proxy voting record for the most recent 12-month period ending June 30. The Form must be filed not later than August 31 of each year. The following information must be collected for the Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the Fund security;

2.	The exchange ticker symbol of the Fund security;

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Mark Garfinkel, CFA®, Shawn Gibson, and Connor Allen serve as the Portfolio Managers for the Fund and responsible for the day-to-day management of the Fund.

Mark Garfinkel, CFA®. Mr. Garfinkel has served a Portfolio Manager of the Adviser since September, 2023. He is a graduate from Vanderbilt University and the Owen Graduate School of Management, where he earned his BA and MBA. He has 25 years of experience in the investment and wealth management industry, receiving his Chartered Financial Analyst designation in 1993 and working in 36 various roles ranging from Personal Trust Portfolio Manager to Chief Investment Officer and Lead Portfolio Manager for a highly successful Small Cap Growth investment fund.

From 1990 – 2006, Mr. Garfinkel worked with SunTrust Banks and Trusco Capital Management for 16 years managing personal trust and institutional equity and balanced portfolios, before developing and launching a Small Cap Growth investment discipline for the firm. From 2006 – 2014, following his tenure with SunTrust, Mr. Garfinkel was a founding partner and Chief Investment Officer for Perimeter Capital Management, where he continued as the Lead Portfolio Manager for the firm's Small Cap Growth Strategy. From 2014 – 2022, Mr. Garfinkel took a brief hiatus from the investment business, serving as the CFO and COO for a small payments technology firm located in the Atlanta area until 2020. Subsequently, Mr. Garfinkel launched his own payments consulting firm, before deciding to return to his roots in investment management. Mr. Garfinkel joined Bison Wealth, LLC, an SEC registered investment adviser, in May 2022 serving as the Head of Investment Policy and Strategy; and continues to hold this position.

Shawn Gibson. Mr. Gibson is a founder of the Adviser and has served as Chief Investment Officer since 2013. He is a graduate of the University of Virginia McIntire School of Commerce, where he earned his BS degree. He has over 25 of investment experience primarily in the area of options trading and options portfolio management. Mr. Gibson started trading options in 1997 with the Timber Hill Group, one of the world's largest options market making firms. While at Timber Hill, he was an options market maker on the floor of the Pacific Exchange and was later promoted to join a small team in Greenwich, CT that was responsible for overseeing the firm's multi-billion dollar options trading portfolio. He subsequently served as Head of Options Strategy and Director of Alternative Investments at BB&T, where he worked with advisors and their clients to develop options-based hedging and yield enhancing strategies.

Mr. Gibson is an active member of his community and was voted as one of the Top 40 leaders under 40 while living in Richmond after being nominated by his peers due to his professional accomplishments and community involvement.

Connor Allen. Mr. Allen has served as a Portfolio Strategist of the Adviser since January 2024.

Previously, from August 2022 to January 2024, he served as a Trader and Technology Specialist at Bison Holdings, LLC (a holding company for investment advisers). He has previously worked on the investment team at The Motley Fool from June 2021 to March 2023 as an Intern and Contributing Writer. Prior to that, he was a part time Intern at True North Investments LLC from May 2020 to May 2022. From August 2018 to May 2022, he was a student at LaGrange College and holds a BBA from LaGrange College.

(a)(2)

As of December 31, 2023, the Portfolio Managers managed the following accounts in addition to the Fund:

Mark Garfinkel	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	1	$.1	0	$0
Other Pooled Investment Vehicles	1	$7.8	0	$0
Other Accounts	0	$0	0	$0

Shawn Gibson	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	8	$395	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Connor Allen	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

Set out below are practices that the Adviser may follow.

Because each Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, the Portfolio Managers, who on behalf of the Adviser provide investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Adviser or Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund and Adviser as in his or her judgment is necessary and appropriate.

The Adviser and the Portfolio Managers attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The Adviser and the Portfolio Managers have adopted allocation policies and procedures intended to treat all client accounts (including the Fund) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner (e.g., on a pro rata or alternating basis). To the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts, the Portfolio Manager may aggregate, or bunch, these orders where he or she deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order (if any) is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order (if any) is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based on the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

(a)(3)

With respect to the Fund, each Portfolio Manager is compensated with a salary and discretionary bonus paid by the Adviser; and Mr. Gibson receives a share of Adviser profits based upon his ownership interest.

(a)(4)

As of December 31, 2023, none of the Portfolio Managers had beneficial ownership of any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable this period.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Denali Structured Return Strategy Fund

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart, President/Principal Executive Officer

Date	6/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart, President/Principal Executive Officer

Date	6/7/2024

By (Signature and Title)*	/s/ Kathryn Bruckert
Kathryn Bruckert, Treasurer/Principal Financial Officer

Date	6/7/2024

* Print the name and title of each signing officer under his or her signature.